Exhibit 32.2
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of GeoVax Labs, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2008, I, Mark W. Reynolds, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes — Oxley Act of 2002, that to the best of my knowledge:
1. The quarterly report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2. The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 12, 2008	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer